GOLDMAN SACHS TRUST

Goldman Sachs Enhanced Dividend Global Equity Portfolio
Goldman Sachs Tax-Advantaged Global Equity Portfolio
(collectively, the “Funds”)

Supplement dated September 22, 2011 to the
Prospectus dated December 29, 2010 (the “Prospectus”)

Katinka Domotorffy, Chief Investment Officer (“CIO”) and head of Goldman Sachs Asset Management’s (“GSAM”) Quantitative Investment Strategies (“QIS”) team, has announced her intention to retire from GSAM at the end of 2011. Effective immediately, Ms. Domotorffy’s responsibilities as CIO of Customized Beta Strategies will be shared by Don Mulvihill.

Effective December 31, 2011, Ms. Domotorffy will retire and will no longer have portfolio management responsibilities with respect to the Funds. Don Mulvihill and Monali Vora will remain as portfolio managers of the Funds.

Effective immediately, the second paragraph of each Fund’s “Summary—Portfolio Management—Portfolio Managers” section of the Prospectus is replaced in its entirety with the following:

Portfolio Managers:  Katinka Domotorffy, CFA, Managing Director, Head and Chief Investment Officer of Quantitative Investment Strategies, has managed the Portfolio since 2009; Don Mulvihill, Managing Director and Chief Investment Officer of Quantitative Investment Strategies—Customized Beta Strategies, has managed the Portfolio since 2008; and Monali Vora, CFA, Vice President and Portfolio Manager, has managed the Portfolio since 2009.

Effective immediately, in the “Service Providers—Fund Managers” section of the Prospectus, the reference to Don Mulvihill in the “Quantitative Investment Strategies Team” table is replaced with the following:

Years
Primarily
Name and Title	Responsible	Five Year Employment History

Don Mulvihill Managing Director, Chief Investment Officer of Customized Beta Strategies, Portfolio Manager	Since 2008	Mr. Mulvihill joined the Investment Adviser in 1981 as a portfolio manager. In 1991 he joined the Fixed Income team in London as a portfolio manager, and in 1992 he became President of Goldman Sachs Asset Management, Japan. Mr. Mulvihill joined the Quantitative Investment Strategies team in 1999 and is responsible for the Portfolios’ portfolio management process, including setting research priorities and client contact.

Effective immediately, the paragraph immediately following the above-referenced table is replaced in its entirety with the following:

Katinka Domotorffy, CFA, Head and Chief Investment Officer of the QIS team, is ultimately responsible for the Portfolios’ investment process. Don Mulvihill, Chief Investment Officer of Quantitative Investment Strategies—Customized Beta Strategies, is the Portfolio Manager responsible for taxable portfolios, and is responsible for the Portfolios’ portfolio management process, including setting research priorities and client contact. Monali Vora, CFA, is a Portfolio Manager and is also responsible for taxable portfolios.

Accordingly, effective December 31, 2011, all references to Katinka Domotorffy are removed from the Prospectus in their entirety.

This Supplement should be retained with your Prospectuses for future reference.

TAGEDGPMSTK 09-11